UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Portillo’s Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Portillo's

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Portillo's Inc.

Annual Meeting of Shareholders

Tuesday, June 9, 2026 8:00 AM, Central Time

Annual Meeting to be held via the Internet - please visit www.proxydocs.com/PTLO for more details.

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting, go to www.proxydocs.com/PTLO.

To vote your proxy while visiting this site, you will need the 12-digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered on paper. Proxy materials can be distributed by making them available on the Internet.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 29, 2026.

SEE REVERSE FOR FULL AGENDA

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting, to Be Held on June 9, 2026 for Shareholders of Record as of April 10, 2026

To order paper materials, use one of the following methods.

Internet:
www.investorelections.com/PTLO

Call:
1-866-648-8133

Email:
paper@investorelections.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting materials.

Your control number

Have the 12-digit control number located in the box above available when you access the website and follow the instructions.

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Portillo's Inc. Annual Meeting of Shareholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3

PROPOSAL
1.Election of Directors
1.01 Eugene I. Lee, Jr
1.02 Brett Patterson
1.03 Ann Bordelon
1.04 Paulette Dodson
1.05 Noah Glass
1.06 Gerard J. Hart
1.07 Jack Hartung
2.Advisory Vote on Executive Compensation
3.Ratify Deloitte & Touche LLP to be our independent registered public accounting firm for the fiscal year ending December 27, 2026